                                                                    EXHIBIT 23.4




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Amendment No. 2 to the Registration Statement on Form S-1 (No. 333-71175) of SFX Entertainment, Inc. of our report dated December 12, 1996, relating to the financial statements of Pavilion Partners, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP

Houston, Texas
February 3, 1999

                                                                    EXHIBIT 23.4


                     CONSENT OF THE INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-1 of SFX Entertainment, Inc. (File No. 333-71175) of our report dated June 25, 1997, on our audits of the consolidated financial statements of Pro Serv, Inc. and Subsidiaries. We also consent to the reference to our firm under the caption "Experts."



                                                 /s/ PricewaterhouseCoopers LLP
                                                 ------------------------------
                                                 PricewaterhouseCoopers LLP



McLean, Virginia
February 3, 1999